SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 11  - SUBSEQUENT EVENTS:

a.	Increase in Authorized Pool Under 2024 Equity Incentive Plan

On July 14, 2025, the Company’s shareholders approved an increase in the number of ordinary shares authorized for issuance under the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) by 84,791 ordinary shares, increasing the total number of ordinary shares reserved for issuance under the Company’s equity pool for the 2024 Plan to 86,568 ordinary shares.

b.	Additional Reverse Share Split

On July 28, 2025 (which was initially reflected in the share price prior to the start of trading on July 29, 2025), the Company effected a 1-for-15 reverse share split of the Company’s issued and outstanding, and authorized and unissued, ordinary shares. The reverse share split resulted in a corresponding increase in the par value of the Company’s ordinary shares, from $0.0009 per share to $0.0135 per share. Unless otherwise indicated herein, all references made to share or per share amounts in these unaudited consolidated financial statements (including the notes to the financial statements), have been retroactively adjusted to reflect the reverse share split.

The reverse share split is expected to enable the Company to restore its compliance with Nasdaq Listing Rule 5550(a)(2), and to assist the Company in remaining listed on the Nasdaq Capital Market. On July 18, 2025, the Company had received a letter from the staff of the Nasdaq Listings Qualifications Department notifying the Company that for the 30 consecutive business days preceding the letter, the closing bid price of the Company’s ordinary shares was below the $1.00 minimum, constituting a bid price deficiency. The staff indicated in that letter that the Nasdaq hearings panel (which on July 7, 2025 had approved the Company’s request to remain listed on Nasdaq, subject to certain conditions) would consider that deficiency in its decision as to whether to enable the Company to remain listed on the Nasdaq Capital Market. As part of the hearings process, the Company had disclosed to the hearings panel, and the panel noted in its decision, that the Company intended to effect a reverse share split to remedy the bid price deficiency. While increasing the Company's share price above the required $1.00 minimum closing bid price (which potentially will enable the Company to restore its compliance if remaining above $1.00 for at least 10 consecutive trading days), the reverse share split also did not reduce the number of publicly held shares of the Company below 500,000, thereby enabling the Company to maintain the minimum quantity needed for continued listing on the Nasdaq Capital Market.

c.	Additional Warrant Inducement Transaction

On July 31, 2025, the Company entered into an inducement offer letter agreement (the “July 2025 Inducement Offer”) with holders of 152,106 of the Company’s existing ordinary warrants, of which (i) 22,468 warrants had been issued in the Offering and had a five-year exercise term and an exercise price of $20.25 per underlying ordinary share, and (ii) 129,638 warrants had been issued in the Company’s prior warrant inducement transaction on January 30, 2025 and had a 24-month exercise term and an exercise price of $22.50 per underlying ordinary share.

The closing under the July 2025 Inducement Offer occurred on August 1, 2025, when those holders exercised those warrants for cash and purchased 152,106 ordinary shares at a reduced cash exercise price of $11.57 per share. The Company received aggregate gross proceeds of approximately $1,800 from the exercise of the existing ordinary warrants by the holders, net of placement agent fees and other offering expenses of $0.3 million.

As consideration for the holders’ agreement to exercise, the Company issued to them new ordinary warrants to purchase up to an aggregate of 304,212 ordinary shares at an exercise price of $11.32 per share (the “July 2025 Ordinary Warrants”). The July 2025 Ordinary Warrants will be exercisable beginning upon (and subject to) the approval by the Company’s shareholders of an increase in the Company’s authorized share capital (which is being presented for shareholder approval at the upcoming extraordinary general meeting of the Company to be held on August 12, 2025). The July 2025 Ordinary Warrants will remain exercisable until the 24-month anniversary of the effective date of the resale registration statement under which the Company is required to register the resale of the ordinary shares underlying those warrants and the placement agent warrants (as referenced below).

Pursuant to the July 2025 Inducement Offer transaction, the Company also issued to the placement agent warrants to purchase up to 10,647 ordinary shares, which have the same terms as the July 2025 Ordinary Warrants, except that the placement agent warrants have an exercise price equal to $14.46 per share. Upon exercise for cash of any July 2025 Ordinary Warrants, in certain circumstances, the placement agent will receive from the Company a cash fee of 8.0% of the aggregate gross exercise price, as well as additional placement agent warrants exercisable for 7.0% of the number of ordinary shares issuable upon the exercise of those July 2025 Ordinary Warrants.

NOTE 16  - SUBSEQUENT EVENTS

a.	Public Offering of Ordinary Shares, Pre-Funded Warrants, and Ordinary Warrants.

On January 15, 2025 and January 17, 2025, the Company offered and sold (“Offering”) 143,067 ordinary shares, 103,847 pre-funded warrants to purchase up to 103,847  ordinary shares and 246,914 ordinary warrants to purchase up to 246,914 ordinary shares, at a purchase price of $20.25 per share or $20.25 per pre-funded warrant and accompanying ordinary warrant. The aggregate gross proceeds from the Offering were approximately $5,000, net of transaction costs of approximately $740.

The pre-funded warrants are immediately exercisable at an exercise price of $0.0015 per ordinary share and will not expire until exercised in full. The ordinary warrants have an exercise price of $20.25 per ordinary share, are immediately exercisable, and could be exercised for five years from issuance.

The Company also issued its placement agent warrants to purchase up to 17,284 ordinary shares. Those placement agent warrants have an exercise price of $25.31 per ordinary share, are exercisable for five years from the date of the commencement of sales in the Offering, and otherwise reflect substantially the same terms as the ordinary warrants sold in the Offering.

As of the date of these financial statements, a total of 42,683 investor warrants were exercised into 42,683 new Silexion ordinary shares, and 103,847 pre-funded warrants were exercised into 103,847 new Silexion ordinary shares, for total proceeds of $864.

b.	Induced Warrant Exercise Transaction

On January 29, 2025, the Company entered into an inducement offer letter agreement with holders of (“Inducement Offer”) 148,102 of the Company’s existing ordinary warrants that had been issued in the Offering. Under the Inducement Offer, on January 30, 2025, those holders exercised those warrants for cash and purchased 148,102 ordinary shares at a cash exercise price of $20.25 per share. In consideration, the Company’s issued them new ordinary warrants to purchase up to an aggregate of 148,102 ordinary shares at an exercise price of $22.50 per share (“New Ordinary Warrants”). The exercising holders also paid the Company an additional $1.88 per New Ordinary Warrants issued to them. The Company received aggregate gross proceeds of approximately $3,276 from the exercise of the existing warrants by the holders, net of placement agent fees and other offering expenses of approximately $463.

In connection with the issuance of the New Ordinary Warrants, the Company also issued to the placement agent warrants to purchase up to 10,368 ordinary shares, which have the same terms as the New Ordinary Warrants issued in the transactions, except that the placement agent warrants have an exercise price equal to $27.66 per share. Upon exercise for cash of any New Ordinary Warrants by the holders thereof, in certain circumstances, the placement agent will receive from the Company (i) a cash fee of 8.0% of the aggregate gross exercise price, and (ii) additional placement agent warrants exercisable for 7.0% of the ordinary shares issued upon exercise of those New Ordinary Warrants.

Both the New Ordinary Warrants and the placement agent warrants are immediately exercisable from the date of issuance until the 24-month anniversary of the effective date of the resale registration statement.

c.	Partial Conversion and Prospective Retirement of Underwriters Promissory Note

On March 13, 2025, the Company entered into a letter agreement (the “Note Conversion Inducement Agreement”) with EarlyBird pursuant to which the Company and EarlyBird agreed to the partial conversion and retirement of all remaining amounts due under the Underwriters Promissory Note. Under the agreement, EarlyBird agreed that the $880 principal and interest amount then outstanding under the note as of the date of the Note Conversion Inducement Agreement (the “Outstanding Amount”) would be retired in consideration of: (i) a cash payment by the Company in an amount of $400 (plus $15 for EarlyBird’s legal expenses) (the “Cash Amount”), (ii) conversion of a certain amount of the principal and interest due under the Underwriters Promissory Note via the issuance by the Company to EarlyBird of 18,519 ordinary shares (the “EBC Shares”), which conversion amount will be equal to the net proceeds received by EarlyBird from the sale of the EBC Shares (the “Conversion Amount”), and (iii) the payment in cash by the Company to EarlyBird of any remaining amount due under the Underwriters Promissory Note after deducting the Cash Amount and the Conversion Amount from the Outstanding Amount (the “Remaining Amount”).

On March 13, 2025, in accordance with the terms of the Note Conversion Inducement Agreement, the Company made the required payment of the Cash Amount to EarlyBird, and on March 14, 2025 the Company issued the EBC Shares to EarlyBird. Upon sale of the EBC Shares by EarlyBird and payment by the Company of any Remaining Amount that will be due to EarlyBird, the Underwriters Promissory Note will be retired.

d.	For information regarding the 1-for-15 reverse share split effected on July 28, 2025, see Note 1(h)